                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 16, 1999
                                Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


            0-25131                                   91-1718107
     (Commission File No.)              (IRS Employer Identification Number)


                           15375 N.E. 90/th/ Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets
-------  -------------------------------------

     On December 16, 1999, InfoSpace.com, Inc., a Delaware corporation ("InfoSpace.com"), completed its acquisition of eComLive.com, Inc., a Delaware corporation ("eComLive.com"). In the acquisition of eComLive.com, InfoSpace.com issued 355,624 shares (or options to purchase shares) of its common stock (711,248 shares after giving effect to the 2-for-1 stock split of InfoSpace.com's Common Stock to be effected on or about January 4, 2000) in exchange for all of the outstanding shares of eComLive.com common stock and options. The acquisition will be accounted for under the purchase method of accounting. The transaction is valued at approximately $54.2 million based on the closing price of InfoSpace.com common stock on December 16, 1999.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     (a)  Financial Statements of Business Acquired.

     Financial Statements for the period from July 14, 1999 (inception) to December 16, 1999 are attached hereto.

     (b)  Pro Forma Financial Information.

     Unaudited pro forma combined consolidated statement of operations for the year ended December 31, 1999 is attached hereto. The registrant will file audited financials on Form 10-K no later than March 30, 2000.

     (c)  Exhibits.

          2.1 Agreement and Plan of Reorganization, dated as of November 19, 1999, by and between the registrant and eComLive.com was previously filed on December 29, 1999 on Form 8-K.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 29, 1999               InfoSpace.com, Inc.

                                       By: /s/ Naveen Jain
                                           ----------------------------
                                           Naveen Jain
                                           Chief Executive Officer

                               INDEX TO EXHIBITS


 Exhibit
  Number     Description
---------    --------------------------------------------------------------

  2.1 Agreement and Plan of Reorganization, dated as of November 19, 1999, by and between the registrant and eComLive.com was previously filed on December 29, 1999 on Form 8-K.

INDEPENDENT AUDITORS' REPORT

Board of Directors
eComLive.com, Inc.
Fremont, California

We have audited the accompanying balance sheet of eComLive.com, Inc. (a development stage company) (the Company) as of December 16, 1999, and the related statements of income, changes in stockholders' equity, and cash flows for the period from July 14, 1999 (inception) to December 16, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at December 16, 1999, and the results of its operations and its cash flows for the period from July 14, 1999 (inception) to December 16, 1999, in conformity with generally accepted accounting principles.

The Company is in the development stage as of December 16, 1999. As discussed in Note 1 to the financial statements, successful completion of the Company's development program and, ultimately, the attainment of profitable operations is dependent upon future events, including adequate financing to complete its development activities and achieving a level of sales adequate to support the Company's cost structure.


/s/  DELOITTE & TOUCHE LLP


Seattle, Washington
February 18, 2000

ECOMLIVE.COM, INC.
------------------
(a development stage company)

BALANCE SHEET
DECEMBER 16, 1999
================================================================================

ASSETS
------

CURRENT ASSETS:
  Cash and cash equivalents                                    $   6,198
  Accounts receivable, net                                        11,360
                                                               ---------

    Total current assets                                          17,558

PROPERTY AND EQUIPMENT, net (Note 1)                              14,528
                                                               ---------
TOTAL                                                          $  32,086
                                                               =========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:
  Accounts payable                                             $ 507,142
  Notes payable to related parties (Note 2)                       30,890
  Deferred revenue (Note 1)                                        9,453
                                                               ---------

    Total current liabilities                                    547,485

STOCKHOLDERS' DEFICIT:
  Common stock, $.001 par value -- Authorized and issued,
   10,000,000 shares; outstanding, 9,650,000 shares               10,000
  Common stock held by the Company, 350,000 shares at cost          (350)
  Deficit accumulated during the development stage              (565,766)
  Additional paid-in capital                                     438,330
  Unearned compensation stock options                           (397,613)
                                                               ---------

    Total stockholders' deficit                                 (515,399)

TOTAL                                                          $  32,086
                                                               =========


                                                                             ---
See notes to financial statements.                                             2

ECOMLIVE.COM, INC.
------------------
(a development stage company)

STATEMENT OF INCOME
PERIOD FROM JULY 14, 1999 (inception) TO DECEMBER 16, 1999
===============================================================================

REVENUES                                                 $    1,907

COST OF REVENUES                                                122
                                                         ----------

          Gross profit                                        1,785

OPERATING EXPENSES:
     Product development                                    211,942
     Sales and marketing                                    155,501
     General and administrative                             199,621
                                                         ----------

          Total operating expenses                          567,064
                                                         ----------

          Loss from operations                             (565,279)

OTHER INCOME (EXPENSE):
     Interest income                                             53
     Interest expense                                          (540)
                                                         ----------

          Total other expense                                  (487)
                                                         ----------

NET LOSS                                                 $ (565,766)
                                                         ==========


                                                                            ----
See notes to financial statements.                                             3

ECOMLIVE.COM, INC.
------------------
(a development stage company)

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
PERIOD FROM JULY 14, 1999 (inception) TO DECEMBER 16, 1999

================================================================================

                                                                     Common stock
                                              --------------------------------------------------------
                                                Shares         Shares                        Treasury
                                              authorized       issued          Amount         Stock
                                              ----------      ----------      -------      -----------
BALANCE, July 14, 1999                        10,000,000             --       $   --       $       --

Net loss

Common stock issued September 19, 1999                        10,000,000       10,000

Purchase of 350,000 shares of common
  stock (at cost) September 26, 1999                                                              (350)

Unearned compensation related to
  issuance of stock options

Amortization of unearned stock-based
  compensation
                                              ----------      ----------      -------      -----------
BALANCE, December 16, 1999                    10,000,000      10,000,000      $10,000      $      (350)
                                              ==========      ==========      =======      ===========


                                              Additional
                                               paid-in          Unearned         Accumulated
                                               capital        compensation         deficit         Total
                                              ----------      ------------       -----------     ---------
BALANCE, July 14, 1999                        $      --       $        --        $       --      $     --

Net loss                                                                            (565,766)     (565,766)

Common stock issued September 19, 1999                                                              10,000

Purchase of 350,000 shares of common
  stock (at cost) September 26, 1999                                                                  (350)

Unearned compensation related to
  issuance of stock options                      438,330          (438,330)                              0

Amortization of unearned stock-based
  compensation                                                      40,717                          40,717
                                              ----------      ------------       -----------     ---------
BALANCE, December 16, 1999                    $  438,330      $   (397,613)      $  (565,766)    $(515,399)
                                              ==========      ============       ===========     =========


                                                                            ----
See notes to financial statements.                                             4

ECOMLIVE.COM, INC.
------------------
(a development stage company)

STATEMENT OF CASH FLOWS
PERIOD FROM JULY 14, 1999 (inception) TO DECEMBER 16, 1999
============================================================================

OPERATING ACTIVITIES
     Net loss                                                  $ (565,766)
     Adjustments to reconcile net loss to net
      cash used by operating activities:
          Depreciation                                                122
          Compensation expense - Stock options                     40,717
          Cash provided (used) by changes in
           operating assets and liabilities:
               Accounts receivable                                (11,360)
               Accounts payable                                   507,142
               Deferred revenue                                     9,453
               Accrued interest on note payable
                to related party                                      540
                                                               ----------

     Net cash used by operating activities                        (19,152)

INVESTING ACTIVITIES:
     Purchase of computer equipment                               (14,650)

FINANCING ACTIVITIES:
     Proceeds from issuing common stock                            10,000
     Loan from related party                                       30,000
                                                               ----------

     Net cash provided by financing activities                     40,000
                                                               ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                           6,198

CASH AND CASH EQUIVALENTS:
     Beginning of period
                                                               ----------

     End of period                                             $    6,198
                                                               ==========

                                                                            ----
See notes to financial statements.                                             5

ECOMLIVE.COM, INC.
------------------
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
PERIOD FROM JULY 14, 1999 (inception) TO DECEMBER 16, 1999

================================================================================

NOTE 1:  Summary of Significant Accounting Policies

  Description of business: eComLive.com, Inc. (the Company or eComLive), a Delaware corporation, is in the business of providing Web-based real-time collaboration and interaction solutions specialized for consumer-to-consumer, business-to-business, and business-to-consumer vertical markets. The Company's products integrate advanced tools for chat, collaborative browsing, whiteboard sharing, file exchange, channel management, information capture, user list, session recording and playback, and multimedia broadcasting.

  eComLive is a start-up company incubated by VisualTek Solutions, Inc. (VisualTek) and formed as a separate company on July 14, 1999. Development stage operations have consisted primarily in the research and development of products and services. Under the Employee Services Agreement between the Company and VisualTek, certain employees of VisualTek were leased to eComLive. These employees remained employees of VisualTek and received their compensation and benefits from VisualTek. All license and maintenance agreements for eComLive products and services were entered into between VisualTek and the customer and were invoiced by VisualTek.

  Cash and cash equivalents:   The Company considers all highly liquid debt
  instruments with an original maturity of 90 days or less to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates market.

  Accounts receivable: The Company considers all accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

  Property and equipment: Property and equipment are stated at cost. Depreciation is computed under the straight-line method over five years. Property and equipment consist of the following:

               Computer equipment                      $14,650
               Less accumulated depreciation              (122)
                                                       =======
               Net property and equipment              $14,528
                                                       =======

  Other long-lived assets:   Management periodically reevaluates long-lived
  assets, consisting primarily of property and equipment, to determine whether there has been any impairment of the value of these assets and the appropriateness of their estimated remaining life. No impairment loss has been recognized through December 16, 1999.

  Revenue recognition: The Company's revenue is recognized ratably over the period customer support services are provided. For 1999, revenues consisted primarily of license revenue and maintenance fees.

  Deferred revenues: Deferred revenues represent contract fees billed in advance for maintenance services to be provided. Revenue is recognized only to the extent that the contracted services have been performed. Deferred revenues as of December 16, 1999, totalled $9,453.

  Stock-based compensation: The Company accounts for stock-based awards to nonemployees using the fair value based method in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 Accounting for Stock-Based Compensation.

                                                                            ----

  Income taxes: The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets, including net operating loss carryforwards, and liabilities are determined based on temporary differences between the book and tax basis of assets and liabilities. The Company believes sufficient uncertainty exists regarding the realizability of the deferred tax assets such that a full valuation allowance is required.

  Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts may differ from estimates.

  Recent accounting pronouncements: In June 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes the standards for reporting comprehensive income and its components in financial statements. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. The Company had no comprehensive income items to report for the period from July 14, 1999 (inception) to December 16, 1999.

  In June 1998, the FASB issued SFAS No. 133, Accounting for Derivatives and Hedging Activities, which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. Because the Company has never used nor currently intends to use derivatives, management does not anticipate that the adoption of this new standard will have a significant effect on earnings or the financial position of the Company.

NOTE 2:  Notes Payable

Current notes payable consists of the following:

  Note payable to an affiliated company; due in monthly interest-
    only payments beginning March 1, 2000, with interest at 6%;
    due upon demand                                                  $30,000

  Note payable to stockholder; noninterest-bearing; due upon
    demand                                                               350
                                                                     -------
                                                                      30,350
  Interest payable                                                       540
                                                                     -------
                                                                     $30,890
                                                                     =======

NOTE 3:  Stockholders' Deficit

  Authorized shares: At incorporation, the Company was authorized to issue 10,000,000 shares of common stock with a par value of $0.001 per share.

                                                                            ----

  Treasury stock: Treasury stock consists of 350,000 shares of common stock originally issued to the chief executive officer of VisualTek. These shares were returned to the Company at cost in order to establish the 1999 Stock Option Incentive Plan.

  1999 Stock Option Incentive Plan: The Company's 1999 Stock Option Incentive Plan (the Plan) was adopted by the Board of Directors on October 18, 1999. The purpose of the Plan is to grant selected employees, directors, and consultants an opportunity to acquire common stock of the Company, thereby encouraging these individuals to accept or continue a relationship with the Company and providing them with an incentive to improve operations and increase profits. Not more than 350,000 shares of stock shall be available for the grant of options or the issuance of shares under the Plan. Options vest over a three- to five-year period and have a maximum term of 10 years.

  On October 25, 1999, the Company granted options for 50,000 shares of common stock to five nonemployees and 100,000 shares to one nonemployee. All of these options vest ratably over 48 months. The fair value of options granted during 1999 was $1.25. The fair value of each option was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: (i) risk-free interest rate of 6%; (ii) expected option life of 48 months; (iii) volatility of 0.8; and (iv) no expected dividend yield.

  Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. Thus, the effects of applying SFAS No. 123 are not necessarily indicative of future amounts.

  Activity and price information regarding the options are summarized as follows:

                                                                      Weighted
                                                           Options     average
                                                         outstanding    price
      Outstanding, July 14, 1999 (inception)                      -    $   -
        Granted                                             350,000     2.00
                                                            -------    -----
      Outstanding, December 16, 1999                        350,000    $2.00
                                                            =======
      Options exersicable, December 16, 1999                  7,292    $2.00
                                                            =======
      Options available for grant, December 16, 1999              -
                                                            =======


NOTE 4:  Commitments

The Company leases its facility from VisualTek, an affiliated company. The lease requires monthly payments of $7,000. In addition, the Company is responsible for all taxes, insurance, maintenance, and utilities. The lease is renewable monthly. Total rent expense under this agreement for the period ended December 16, 1999, was $30,935.

                                                                            ----

NOTE 5:  Related Party Transactions

The Company conducts business with VisualTek, which is owned by the stockholders of eComLive. Under the Employee Services Agreement between the Company and VisualTek, certain employees of VisualTek were leased to eComLive. These employees remained employees of VisualTek and received their compensation and benefits from VisualTek Solutions, Inc. All license and maintenance agreements for eComLive products and services were entered into between VisualTek and its customers and were invoiced by VisualTek. Intercompany transactions for the period ended December 16, 1999, were:

     Services provided to VisualTeck                          $   1,907
     Subcontractor services provided from Visual Tek            349,988
     Accounts receivable from VisualTek at December 16, 1999     11,360
     Accounts payable to VisualTek at December 16, 1999         426,301

NOTE 6:  Income Taxes

The components of the income tax provision consisted of the following:

     Current:
       Federal                                                $       -
       State
                                                              ---------
                                                                      0
     Deferred:
       Federal                                                  201,450
       State                                                          -
                                                              ---------
                                                              $ 201,450
                                                              =========

Temporary differences between the recognition of certain income and expense items for income tax purposes and financial reporting purposes are as follows:

     Net operating loss carryforward                          $ 525,649
                                                              =========
     Total deferred tax assets                                  201,450
     Less valuation allowance                                  (201,450)
                                                              ---------
     Net deferred tax assets                                  $       -
                                                              =========

At December 16, 1999, the Company fully reserved its deferred tax assets. The Company believes sufficient uncertainty exists regarding the realizability of the deferred tax assets such that a full valuation allowance is required.

As of December 16, 1999, the Company had an estimated federal and state net operating loss carryforward of $525,649 and $525,649, respectively. These carryforwards expire beginning in the year 2020 for federal tax purposes.

                                                                            ----

NOTE 7:  Subsequent Event

On November 19, 1999, the Company signed a definitive agreement to be acquired by InfoSpace.com, Inc. (InfoSpace). Under the terms of the acquisition, InfoSpace will exchange 355,618 shares of its common stock for all of eComLive's outstanding shares and options. Upon the December 16, 1999 closing, the Company became a wholly owned subsidiary of InfoSpace.

                                                                            ----

                       INFOSPACE.COM, INC. AND ECOMLIVE
       UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

                     For the year ended December 31, 1999

                                                                       Pro Forma      Pro Forma
                                         InfoSpace.com    eComLive    Adjustments     Combined
                                         -------------    ---------    -----------   ------------
Revenues                                 $ 36,837,101     $   1,907                   $36,839,008
Cost of revenues                            5,259,043           122                     5,259,165
                                         ------------     ---------     --------     ------------
Gross profit                               31,578,058         1,785            0       31,579,843

Operating expenses:
  Product development                       3,189,279       211,942                     3,401,221
  Sales and marketing                      23,694,754       155,501                    23,850,255
  General and administrative                9,688,297       199,621                     9,887,918
  Amortization of intangibles               3,223,031                                   3,223,031
  Acquisition and related charges          12,011,942                                  12,011,942
  Other non-recurring charges              11,359,500                                  11,359,500
                                         ------------     ---------     --------     ------------
    Total operating expenses               63,166,803       567,064                    63,733,867
                                         ------------     ---------     --------     ------------

    Loss from operations                  (31,588,745)     (565,279)                  (32,154,024)
Other income (expense), net                11,043,826          (487)                   11,043,339
Equity in loss from joint venture             (11,517)                                    (11,517)
Provision for income taxes                                     (600)                         (600)
                                         ------------     ---------     --------     ------------
Net Loss                                 ($20,556,436)    ($566,366)          $0     ($21,122,802)
                                         ============     =========     ========     ============
Basic and diluted net loss per share           ($0.22)                                     ($0.22)
                                         ============     =========     ========     ============
Shares used in computing basic and
 diluted net loss per share calculations   93,565,780                    711,248       94,277,028
                                         ============     =========     ========     ============


                  INFOSPACE.COM, INC. AND ECOMLIVE.COM, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                       CONSOLIDATED FINANCIAL STATEMENTS

1.   The Periods Combined

     The InfoSpace.com Inc. consolidated statement of operations for the year ended December 31, 1999 has been combined with the eComLive.com Inc. statements of operations for the period from July 14, 1999 to December 16, 1999, as if the merger had occurred as of the beginning of the period. The results of eComLive.com, Inc. for the period December 17, 1999 to December 31, 1999 have already been consolidated into the InfoSpace.com, Inc. consolidated statement of operations for the year ended December 31, 1998 as the merger was effected on December 16, 1999.

2.   Pro Forma Basis of Presentation

     These Unaudited Pro Forma Combined Consolidated Financial Statements are based on estimates and assumptions. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information as necessary to comply with the disclosure requirements of the Securities Exchange Commission. The Unaudited Pro Forma Combined Consolidated Financial Statements do not purport to be indicative of the combined financial position or results of operations of future periods or indicative of the results of operations of future periods or indicative of the results that actually would have been realized had the entities been a single entity during these periods.

3.   Pro Forma Earnings Per Share

     The Unaudited Pro Forma Combined Consolidated Financial Statements for InfoSpace.com, Inc. have been prepared as if the merger was completed at the beginning of the periods presented. The pro forma basic net loss per share is based on the combined weighted average number of shares of InfoSpace.com, Inc. Common Stock outstanding during the period and the number of InfoSpace.com, Inc. Common Stock to be issued in exchange as discussed in Note 2.

     The Pro Forma diluted loss per share is computed using the weighted average number of InfoSpace.com, Inc. Common Stock and dilutive common equivalent shares outstanding during the period and the number of shares of InfoSpace.com, Inc. Common Stock to be issued in exchange. Common equivalent shares consist of the incremental common shares issuable upon conversion of the exercise of stock options and warrants using the treasury stock method. Common equivalent shares are excluded from the computation if their effect is antidilutive. The combined Company had a pro forma net loss for all periods presented herein; therefore, none of the options and warrants outstanding during each of the periods presented were included in the computation of pro forma dilutive earnings per share as they were antidilutive.

4.   Pro Forma Statements of Operations Adjustments

     The objective of the pro forma information is to show what the significant effects on the historical financial information might have been had the companies been merged for the periods presented. Accordingly, all intercompany transactions between the two entities have been included as eliminations in the pro forma adjustments column.